UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 23, 2011

Lihua International, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52650	14-1961536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Lihua Holdings Limited Houxiang Five-Star Industry District Danyang City, Jiangsu Province, PRC 212312
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +86-511-86317399

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements of Certain Officers

On October 23, 2011, Yang “Roy” Yu resigned from his positions as Chief Financial Officer and Treasurer of Lihua International, Inc. (the “Company”), positions that he has held since June 2008.  Mr. Yu’s resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  On that same date, Mr. Yu accepted the position of Executive Vice President of Finance of the Company.

On October 23, 2011, the Board of Directors appointed Daphne Huang to the positions of Chief Financial Officer and Treasurer of the Company.

Daphne Huang, 40, has served as Executive Vice President of Finance and Director of Investor Relations of the Company since October 2009.  From April 2003 through February 2009, Ms. Huang worked at GE Capital Markets, Inc., a broker dealer, where she served as Assistant Vice President and then Vice President of the Debt Capital Markets group, where she was responsible for debt product structuring and syndication in the U.S. capital markets.   From 2000 to 2002, Ms. Huang was an Associate and then a Senior Associate at Fleet Securities, Inc., an investment bank that was acquired by Bank of America.  Ms. Huang also served as a Senior Auditor in the Capital Markets Group of PriceWaterhouseCoopers from 1997 to 2000, an Equity Research Analyst at SG Cowen & Company from 1996 to 1997 and a Financial Analyst at Morgan Stanley Dean Witter from 1995 to 1996.  Ms. Huang earned an MBA in Finance and Management from the Leonard N. Stern School of Business at New York University, a BBA in Accounting from Baruch College, and holds an inactive CPA license in the State of New York.  She is also fluent in Mandarin.

Mr. Yu and Ms. Huang have no family relationships with any of the executive officers or directors of the Company.  There have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which Mr. Yu, or Ms. Huang had, or will have, a direct or indirect material interest.

Compensatory Arrangements of Certain Officers

Ms. Huang entered into an employment agreement with the Company dated October 23, 2011, to serve as Chief Financial Officer.  The agreement is for a one-year term, renewable annually at the Company’s option up to an additional two years. Ms. Huang will receive annual cash compensation of $200,000 and will be awarded a stock option to purchase up to 225,000 shares of common stock at $4.50 per share, which shall vest in equal installments on October 22, 2012, 2013 and 2014, so long as Ms. Huang is serving as CFO at each such time.  Additionally, Ms. Huang received a one-time signing bonus of $15,000.  Pursuant to the agreement, Ms. Huang must devote all of her time during business hours to the Company and is subject to non-compete, non-interference and non-solicitation covenants during the term of her employment with the Company and for one year subsequent to the termination of her employment with the Company.  In the event that Ms. Huang’s employment was terminated by the Company without cause, by Ms. Huang for good reason, or by her death or disability, Ms. Huang would be entitled to continue to receive severance pay equal to her base salary for a period of six months after the termination date, subject to her entry into a separation agreement and general release with the Company.  The employment agreement with Ms. Huang is governed by the laws of the State of New York.

Mr. Yu entered into a new employment agreement with the Danyang Lihua Electron Co. Ltd. (“Lihua Electron”), the Company’s PRC subsidiary, dated October 23, 2011, to serve as Executive Vice President of Finance of Lihua Electron and of the Company.  The agreement is for a one-year term, renewable annually at the Company’s option up to an additional two years.  Mr. Yu will receive annual cash compensation of $150,000 and will be awarded a stock option to purchase up to 100,000 shares of common stock at $4.50 per share, which shall vest in installments of 30,000, 40,000 and 40,000 shares on October 22, 2012, 2013 and 2014, respectively, so long as Mr. Yu is serving as Executive Vice President of Finance, or as an officer of the Company at each such time.  Additionally, Mr. Yu is eligible to receive an annual discretionary bonus of $30,000.  Lihua Electron will provide Mr. Yu with insurance, medical, dental, sick leave, holiday and other benefits as may be given and amended from time to time to other senior management of Lihua Electron, and he will be reimbursed for ordinary and necessary business expenses.  Pursuant to the agreement, Mr. Yu must devote all of his time during business hours, to Lihua Electron and the Company, and he is subject to non-compete and non-solicitation covenants during employment and for one-year from his termination date.  In the event of Mr. Yu’s termination by Lihua Electron and the Company other than for cause, disability or death, or by Mr. Yu for good reason, Mr. Yu is entitled to continue to receive his salary and benefits through the first anniversary of his termination date.  The employment agreement is governed by the laws of the PRC.

Mr. Jianhua Zhu, the Company’s Chief Executive Officer, President and Chairman, and Ms. Yaying Wang, the Company’s Chief Operating Officer, each entered into new employment agreements with the Company dated October 23, 2011.  All of the material terms of their respective agreements are identical to their prior agreements, except that Mr. Zhu shall receive annual cash compensation of $250,000 and Ms. Wang shall receive annual cash compensation of $200,000.

Copies of the employment agreements of Daphne Huang, Yang Yu, Jianhua Zhu and Yaying Wang are included as Exhibits 10.1 – 10.4, respectively, of this Current Report on Form 8-K.

Item 8.01 Other Events.

On October 24, 2011 the Company issued a press release announcing the appointment of Ms. Huang as CFO.   A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
10.1	Employment Agreement of Daphne Huang
10.2	Employment Agreement of Yang Yu
10.3	Employment Agreement of Jianhua Zhu
10.4	Employment Agreement of Yaying Wang
99.1	Press Release dated October 24, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIHUA INTERNATIONAL, INC.

Dated: October 27, 2011	By:	/s/ Daphne Huang
Name: Daphne Huang
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Employment Agreement of Daphne Huang
10.2	Employment Agreement of Yang Yu
10.3	Employment Agreement of Jianhua Zhu
10.4	Employment Agreement of Yaying Wang
99.1	Press Release dated October 24, 2011